UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2026

NeoVolta, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41447	82-5299263
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

12195 Dearborn Place

Poway, CA 92064

(Address of Principal Executive Offices) (Zip Code)

(800) 364-5464

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NEOV	The NASDAQ Stock Market LLC
Warrants, each warrant exercisable for one share of common stock	NEOVW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 27, 2026, NeoVolta, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Lake Street Capital Markets, LLC (“Lake Street”), as representative of the several underwriters named in Schedule A thereto (collectively, the “Underwriters”), pursuant to which, on May 29, 2026, we issued and sold in an underwritten public offering of 12,195,122 shares (the “Firm Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”), at a public offering price of $2.05 per share (the “Offering”). The Company also granted the Underwriters a 30-day option to purchase up to an additional 1,829,268 shares of Common Stock (the “Option Shares,” and together with the Firm Shares, the “Shares”) at the public offering price less underwriting discounts and commissions.

The net proceeds to the Company from the Offering were approximately $23.5 million (excluding any exercise of the overallotment option), after deducting estimated offering expenses. The Company intends to use the net proceeds from the Offering and from any sale of the Option Shares, if the option is exercised, to fund its joint venture obligations and for working capital and general corporate purposes.

The offer of the Shares was made pursuant to an effective shelf registration statement on Form S-3 (File No. 333-280400), which was filed with the Securities and Exchange Commission (the “SEC”) on June 21, 2024 and subsequently declared effective on June 28, 2024 (the “Registration Statement”), and the base prospectus contained therein, as supplemented by the prospectus supplement filed with the SEC on May 28, 2026.

Under the terms of the Underwriting Agreement, the Underwriters will receive an underwriting discount equal to 6.0% of the aggregate gross proceeds of the sale of the Shares (or $0.123 per Share). In addition, the Company has agreed to reimburse the Underwriters for their reasonable and documented out-of-pocket expenses, including the fees and expenses of outside legal counsel, in an amount not to exceed $100,000. Pursuant to the Underwriting Agreement, the Company also agreed not to, subject to certain exceptions, offer, sell or otherwise dispose of any shares of Common Stock or securities convertible or exercisable for Common Stock, including but not limited to any shares of Common Stock sold pursuant to any “at-the-market” offering agreement, for a period of sixty days after May 27, 2026. In addition, the Company’s executive officers and directors entered into lock-up agreements pursuant to which they have agreed not to sell or otherwise dispose of shares of Common Stock and securities convertible or exercisable for shares of Common Stock for a period beginning May 27, 2026 and ending sixty days after the closing of the Offering, subject to certain exceptions.

The representations, warranties and covenants contained in the Underwriting Agreement were made solely for the benefit of the parties thereto and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Underwriting Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Underwriting Agreement and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

A copy of the opinion of ArentFox Schiff LLP relating to the legality of the issuance and sale of the Shares is attached as Exhibit 5.1 to this Current Report on Form 8-K.

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Item 8.01. Other Events.

On May 26, 2026, the Company entered into a non-binding Letter of Intent (the “LOI”) with Infinite Grid Capital (“IGC”), an existing investor in the Company, for the potential supply of utility-scale battery energy storage systems manufactured at the Company’s Pendergrass, Georgia facility. The LOI contemplates the procurement of battery energy storage products for three initial utility-scale project opportunities totaling approximately 1.1 GWh across the United States: (i) an approximately 400 MWh project in West Texas, (ii) an approximately 400 MWh project in Puerto Rico, and (iii) approximately 300 MWh across multiple projects in PJM territory. The LOI is non-binding with respect to product purchase and supply obligations. Neither party has any obligation to purchase, sell, reserve, manufacture, deliver, or pay for any minimum quantity of products unless and until such obligations are expressly set forth in definitive written agreements.

On May 27, 2026, the Company issued a press release announcing the launch of the Offering. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On May 28, 2026, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No	Exhibit
1.1	Underwriting Agreement, dated as of May 27, 2026, by and between NeoVolta, Inc. and Lake Street Capital Markets, LLC, as the representative of the several underwriters named therein.
5.1	Opinion of ArentFox Schiff LLP.
23.1	Consent of ArentFox Schiff LLP (included in Exhibit 5.1)
99.1	Press release dated May 27, 2026.
99.2	Press release dated May 28, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeoVolta, Inc.

By:	/s/ Jing Nealis
Jing Nealis
Chief Financial Officer

Dated: May 29, 2026

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